CONFORMED COPY


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




                                 May 15, 2000
Date of Report --------------------------------------------------------------
                      (Date of earliest event reported)


                      CHRYSLER FINANCIAL COMPANY L.L.C.
-----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


State of Michigan                 333-92583                38-2997412
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(State or other jurisdiction     (Commission)            (IRS Employer
  of incorporation)                File No.)           Identification No.)


                27777 Franklin Rd., Southfield, Michigan 48034
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                   (Address of principal executive offices)


Registrant's telephone number, including area code         (248) 948-3067
                                                    -------------------------

This filing relates to Registration Statement No. 333-92583.






Item 5.  Other Events.


           In connection with the offering of DaimlerChrysler Auto Trust 2000-A Asset Backed Notes, Class A-2, Class A-3 and Class A-4, this Current Report filing is being made for the purpose of obtaining a Serial Trust Commission File Number for DaimlerChrysler Auto Trust 2000-A filings via EDGAR.


Item 7.    Financial Statements, Pro Forma Financial Information and
           Exhibits.

           Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:


           (a)  Financial statements of businesses acquired;

                None

           (b)  Pro forma financial information:

                None

           (c)  Exhibits:

                None





                                  SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHRYSLER FINANCIAL COMPANY L.L.C.



Date: May 15, 2000                          By:  /s/ B.C. Babbish
                                                -----------------------------
                                                 B.C. Babbish
                                                 Assistant Secretary